                           APPENDIX 2


                   HOLDING COMPANY FUNCTIONS
                   -------------------------



1.   Corporate Management

2.   Legal

3.   Tax

4.   Corporate Finance

5.   Corporate Planning

6.   Business Development

7.   Treasury

8.   Investor Relations

9.   Internal Audit

10. Corporate Services (such as procurement, Human resources, security, real estate)


(80ED)

                           APPENDIX 3


                             DRAFT
                  CERTIFICATE OF INCORPORATION
                               OF
                            (R-NET)


                  Pursuant to Section 3 of the
                Transportation Corporations Law


     The undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to Section
Three of the New York Transportation Corporations Law, hereby certifies that:

     FIRST:   The name of the Corporation is (R-Net).

     SECOND:   The purposes for which the Corporation is formed
are:

         To engage in any lawful act or activity for which corporations may be organized under the Transportation Corporations Law of the State of New York, except that the Corporation is not organized to engage in any act or activity requiring the consent or approval of any official, department, board, agency or other body of the State of New York without first obtaining such consent or approval.

     THIRD:   (A) The Corporation shall be a telephone
corporation as defined in Section 25 of the New York
Transportation Corporations Law.

              (B) The territory in which the operations of the Corporation are to be carried on and the points to be connected shall be in, upon, along, over, under, through and across the public roads, streets, avenues, highways and other places and waters of the City of Rochester, Monroe County, New York, from or to any point or points in said City of Rochester; thence in, upon, along, over, under, through and across the public roads, streets, avenues, highways and other places, rivers, lakes and waters of that portion of the State of New York included within the Counties of Monroe and Livingston; the Towns of Ontario, Walworth and Macedon in Wayne County; the Towns of Manchester, Hopewell, Gorham, Farmington, Canandaigua, Victor, East Bloomfield, West Bloomfield, Richmond, Bristol, South Bristol, Canadice and Naples in Ontario County; the Towns of Middlesex, Potter and Italy in Yates County; the Towns of Prattsburg, Cohocton, Wayland, Dansville, Fremont and Avoca in Steuben County; the Towns of Burns, Grove, Granger, Hume and Centerville in Allegany County; the Towns of Eagle, Wethersfield, Orangeville, Attica, Pike, Gainesville, Warsaw, Middlebury, Covington, Perry, Castile and Genesee Falls in Wyoming County; the Towns of Alexander, Bethany, Pavilion,

Stafford, LeRoy, Byron and Bergen in Genesee County, and the Towns of Kendall, Murray and Clarendon in Orleans County, in the State of New York, from or to any point or points within the aforesaid territory, and in, upon, along, over, under, through and across the public roads, streets, avenues, highways and other places, rivers, lakes and waters of each of the Cities, Towns and Villages within the aforesaid territory, from or to any point or points therein, for the purpose of connecting the exchanges and sub-exchanges of the corporation, and the residences, offices, factories, buildings, premises, works, places of business and places of amusement and other places and points in said territory, and the terminals of other lines of telegraph and telephone leading to points and places within and outside of the territory hereinbefore described.

     FOURTH:   The office of the Corporation in the State of
New York is located in the County of Monroe, State of New York.

     FIFTH:   The total number of shares which the Corporation
shall have authority to issue is one hundred (100) shares of Common Stock of the par value of one dollar ($1.00) per share.

     SIXTH:   The Secretary of State of the State of New York
is hereby designated as an agent of the Corporation upon whom all process in any action or proceeding against the Corporation may be served within the State of New York. The address to which the Secretary of State shall mail a copy of any process against the Corporation which may be served upon him or her is 180 South Clinton Avenue, Rochester, New York 14646-0700,
Attention: Secretary.

     SEVENTH:   The term of existence of the Corporation shall
be perpetual.

     EIGHTH: The number of directors of the Corporation shall be not less than six (6) nor more than fourteen (14), of whom a majority shall be "Independent Directors". For purposes of this Article EIGHTH, a director of the Corporation shall be an Independent Director if such director is neither an officer or employee of the Corporation nor a director, officer or employee of any corporation controlling or under common control with the Corporation. Not more than one (1) director of the Corporation shall be a director, officer or employee of any corporation controlling or under common control with the Corporation.

     There shall be an Audit Committee of the Board of Directors of the Corporation of not less than three (3) directors, all of whom shall be Independent Directors, which committee shall have the responsibilities, functions and powers provided for in the Bylaws.

     There shall be a Committee on Directors of the Board of Directors of the Corproation consisting of three (3) directors, all of whom shall be Independent Directors, which committee shall have the responsibilities, functions and powers provided for in the Bylaws.

     Any or all directors may be removed, with or without cause, by vote of the shareholders.

     NINTH:   Pursuant to Section 715(b) of the New York
Business Corporation Law, the officers of the Corporation shall be elected by the shareholders of the Corporation.

     TENTH:   The approval of the shareholders shall be
required for the Corporation to take or directly or indirectly engage in any of the following actions:

         (a) the adoption of any operating or capital budgets or financing plans, or, to the extent not provided for in a budget or plan approved by the shareholders, the making or incurrence of any investments, capital expenditures, indebtedness or off-balance sheet liabilities, in each case in excess of $10 million in the aggregate during any fiscal year of the Company; or

         (b) the entering into of any agreement or contract, or any amendment, supplement or waiver to any agreement or contract, which would be required to be filed pursuant to Item 601(b)(10) of Regulation S-K promulgated by the Securities and Exchange Commission
         (as in effect on             , 1994) if the
         Corporation were a public company which was subject to the filing requirements of such Item.

     ELEVENTH:   No director of the Corporation shall be
personally liable to the Corporation or its shareholders for damages for any breach of duty as a director unless the elimination of limitation of liability is expressly prohibited by the New York Business Corporation Law as currently in effect or as it may be amended. No amendment, modification or repeal of this Article shall adversely affect any right or protection of any director that exists at the time of such change.

     IN WITNESS WHEREOF, the undersigned has signed, and
acknowledged this Certificate of Incorporation this      day
of             , 1994.

                                 ----------------------------
                                 Name of Incorporator
                                 Sole Incorporator


STATE OF NEW YORK, COUNTY OF                       )   ss:

         On              , 1994, before me personally came
                         , to me known to be the individual
described in, and who executed the foregoing Certificate of Incorporation, and acknowledged that [s]he executed the same.

                                 -----------------------
                                      Notary Public

                           APPENDIX 4

         R-NET PROJECT CAPITALIZATION AT INCEPTION (1)

                         (In Thousands)



                               Amount       Percent
                               ------       -------
Long Term Debt (2)            $160,128       40.37%

Customer Deposits                1,681        0.42%

Common Equity                  234,861       59.21%
                              --------       ------
Total                         $396,670       100.00%



(1) The exact capitalization and what proportion of R-Net's debt will be public (or will be represented by an advance or loan from the Holding Company) are not known at this time. It is anticipated that the ratios of the capitalization components will be within 3% of the ratios shown above.


(2)  Long Term Debt          Maturity       Rate        Amount
                             --------       ----        ------

     Debenture               01/01/20       9.00%       $87,950
     MTN                     04/16/01       8.77%        32,000
     MTN                     08/07/01       8.95%         9,000
     Discount on Debenture                               (1,207)
                                                        -------
     Sub Total (3)                                      127,743
     Other Debt                                          32,385
                                                        -------
     Total Long Term Debt                              $160,128
                                                       ========


(3) Long term debt issued prior to restructuring for the rendition of public service in the pre-restructure RTC service territory.

(80ED)